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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To ITT Industries, Inc.:

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements on (i) Form S-3 (File No. 33-45756) and (ii) Form S-8 (File Nos. 33-53771, 333-1109, 333-64161, 333-66293, 333-84917, 333-41806, and
333-41808).

                                          ARTHUR ANDERSEN LLP

Stamford, Connecticut
March 25, 2002